UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT

OF 1934

Date of Report (Date of earliest event reported): June 2, 2016

US ECOLOGY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-11688	95-3889638
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

251. E. Front St., Suite 400 Boise, Idaho (Address of principal executive offices)		83702 (Zip Code)

(208) 331-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders (“Annual Meeting”) of US Ecology, Inc. (“Company”) was held on June 2, 2016. The Company’s stockholders approved each of the three proposals described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 22, 2016 (“Proxy Statement”).

The proposals below are described in the Company’s Proxy Statement. Of the 21,759,860 shares outstanding and entitled to vote, 20,904,745 shares were represented at the Annual Meeting in person or by proxy. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

(i)  Election of Directors – The following persons were elected as directors to hold office until the next annual meeting of stockholders or until their death, resignation or removal.

	Votes For	Votes Against	Votes Abstained
Joe F. Colvin	18,859,466	45,040	10,054
Katina Dorton	18,872,230	32,126	10,204
Jeffrey R. Feeler	18,722,592	182,000	9,968
Daniel Fox	18,870,388	32,850	11,322
Stephen A. Romano	18,873,149	30,799	10,612
John T. Sahlberg	18,871,948	32,660	9,952

(ii)  Ratification of the Company’s Independent Registered Public Accounting Firm – The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2016 fiscal year.  The voting results were 20,795,199 shares “FOR,” 89,474 shares “AGAINST” and 20,072 shares “ABSTAIN.”

(iii) Advisory Vote on Executive Compensation – The Company’s stockholders approved by non-binding vote the executive compensation of certain executive officers. The voting results were 18,421,353 shares “FOR,” 456,385 shares “AGAINST” and 36,822 shares “ABSTAIN.”

There were 1,990,185 broker non-votes with respect to the election of each director and approval by non-binding vote the executive compensation of certain officers. There were no broker non-votes with respect to the appointment of the independent registered public accounting firm.

Item 8.01. Other Events.

Following the Annual Meeting, the Company’s Board held a regularly scheduled meeting at which Jeffrey R. Feeler was appointed Chairman of the Board and the following directors, each of whom are independent as defined by the applicable NASDAQ standards, were appointed to their respective committees identified below:

Audit Committee	Corporate Governance Committee	Compensation Committee
Daniel Fox (Chairman)	Katina Dorton (Chairperson)	Joe F. Colvin (Chairman)
Katina Dorton	Joe F. Colvin	Daniel Fox
John T. Sahlberg	Daniel Fox	John T. Sahlberg

The Company’s Corporate Governance Guidelines provide that in the event the Chairperson of the Board is an employee of the Company, the Chairperson of the Corporate Governance Committee shall serve as Lead Independent Director. Accordingly, because Jeffrey R. Feeler, the President and Chief Executive Officer of the Company, was appointed to the position of Chairman of the Board, Katina Dorton, Chairperson of the Corporate Governance Committee, shall serve as the Board’s Lead Independent Director.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

US ECOLOGY, INC.
(Registrant)

Date: June 7, 2016	By: /S/ Eric L. Gerratt
Eric L. Gerratt
Executive Vice President and Chief Financial Officer

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